1

Fulton Financial
Corporation
-------------------------------------
July 2010

Investor Presentation
Data as of June 30, 2010

Forward-Looking Statement
■ This presentation may contain forward-looking statements about Fulton Financial Corporation’s financial condition, results of operations, business, strategies, products and services. You can identify forward-looking statements by the use of words such as “may”, “should”, “will”, “could”, “estimates”, “predicts”, “potential”,
 “continue”, “anticipates”, “believes”, “plans”, “expects”, “future” and “intends” and similar expressions which are intended to identify forward-looking statements.
■  Such forward-looking statements reflect the current beliefs and expectations of the Corporation’s management, are based on estimates, assumptions and projections about the Corporation’s business and its industry, and involve significant risks and uncertainties, some of which are beyond our control and difficult to predict. These statements are not guarantees of future performance and actual results may differ materially from those expressed or forecasted in the forward-looking statements. The Corporation undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, investors and others are cautioned not to place undue reliance on such forward-looking statements.
■ Many factors could affect future financial results including, without limitation, asset quality and the impact of adverse changes in the economy and in credit or other markets and resulting effects on credit risk and asset values; acquisition and growth strategies; market risk; changes or adverse developments in economic, political or regulatory conditions; a continuation or worsening of the current disruption in credit and other markets, including the lack of or reduced access to, and the abnormal functioning of markets for mortgages and other asset-backed securities and for commercial paper and other short-term borrowings; changes in the levels of Federal Deposit Insurance Corporation deposit insurance premiums and assessments; the effect of competition and interest rates on net interest margin and net interest income; investment strategy and income growth; investment securities gains and losses; declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth or a decline in loans originated; balances of risk-
 sensitive assets to risk-sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets; goodwill impairment; capital and liquidity strategies; and other financial and business matters for future periods.

■ For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and
 Results of Operations” set forth in the Corporation’s filings with the Securities and Exchange Commission.

Presentation Outline
 ◆ Corporate Profile
 ◆ Franchise and Markets
 ◆ Overview of the 2nd Quarter
 ◆ Capital
 ◆ Earnings/Peer Group
 ◆ Financial Performance
 ◆ Supplemental Credit Information
 ◆ Investment Portfolio

Fulton Financial Profile (as of 6/30/10)
■ Mid-Atlantic regional financial holding company
■ A family of 8 community banks in 5 states
■ Fulton Financial Advisors
■ Fulton Mortgage Company
■ 270 community banking offices
■ Asset size: $ 16.6 billion
■ 3,950 Team Members
■ Market capitalization: $ 1.8 billion
■ Book value per common share: $ 9.37
■ Tangible book value per common share: $ 6.60
■ Shares outstanding: 198.5 million

- The Bank
- The Columbia Bank
- Delaware National Bank
- FNB Bank, N.A.
- Fulton Bank, N.A.
- Lafayette Ambassador Bank
- Skylands Community Bank
- Swineford National Bank

Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
LEBANON
BERKS
BUCKS
CUMBERLAND
LANCASTER
MONTGOMERY
CHESTER
FRANKLIN
YORK
DELAWARE
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
NEW CASTLE
WASHINGTON
Maryland
CECIL
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
ANNE ARUNDEL
PRINCE GEORGES
FAIRFAX
MANASSAS
PRINCE WILLIAMS
KENT
SUSSEX
Delaware
Virginia
RICHMOND
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE

FULTON FINANCIAL
CORPORATION

A Valuable Geographic Franchise

Care, Listen, Understand, Deliver
Superior Customer Experience

COMMUNITY BANKING
SMALL BUSINESS
HIGH NET WORTH
RETAIL BANKING
LISTENING IS JUST THE BEGINNING.
Our Brand

Overview of the 2nd Quarter
■ Strong investment community response to our
 $230 million capital raise
■ Good core deposit growth / strong liquidity
 position
■ Regulation E communication plan implemented
 and ongoing
■ Expenses well controlled / core competency
■ Named 100 Most Trustworthy Companies by
 Forbes

Overview of the 2nd Quarter / Credit
■ Non-performing assets increased from prior quarter
■ Linked quarter decrease in overall delinquency
■ Earning asset growth a challenge / slow economic
 recovery
■ $ 40 million provision unchanged from prior quarter
■ Asset quality ratios compare favorably to peers
■ Diversified loan portfolio with managed reduction in
 construction exposure

TARP Repayment Completed
■ Preferred shares redeemed in full on July 14, 2010
■ Eliminates $18.8 million in annual dividends to the
 U. S. Treasury
■ Additional capital cushion initially obtained as
 “insurance” for protracted recession no longer
 necessary
■ Positions corporation for future growth
 opportunities, both organic and through
 acquisition

	Reported(1)	Pro-Forma(2)
GAAP Capital	$2.23 billion	$1.85 billion
Total Risk-Based Capital	$2.17 billion	$1.75 billion
Total Risk-Based Capital	16.60%	13.70%
Tier 1 Risk-Based Capital	14.10%	11.20%
Leverage Capital	11.30%	8.90%
Tangible Common Equity	8.20%	8.20%
Tangible Common Equity to Risk-Weighted Assets	10.20%	10.20%
(1) Risk-based and leverage capital ratios are estimates.
(2) Including estimated effect of TARP repayment.
Capital      6/30/10

Forbes.com

100 MOST TRUSTWORTHY COMPANIES 2010

FULTON FINANCIAL CORPORATION

Forbes.com
■ Fulton Financial named one of the nation’s “100
 Most Trustworthy Companies”
■ Selected from over 8,000 publicly held companies
■ Only bank included in
 large-cap or mid-cap
 company lists
■ One of only 4 banks
 on entire list
■ Criteria: governance,
 accounting practices,
 financial transparency

■ 51 relationships with commitments to lend
 of $20 million or more
■ Maximum individual commitment: $33 million
■ Maximum commitment land development:
 $25 million
■ Maximum commitment any one development
 project: $15 million
■ Average commercial lending relationship size is
 $460,957
■ Loans and corresponding relationships are
 within Fulton’s geographic market area
Summary of Larger Loans

Financial Performance

13.1
13.1
23.3
24.4
27.5
31.7
-15.0
-5.0
5.0
15.0
25.0
35.0
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Quarterly Net Income (in millions)

Q2 2010	Q1 2010	$	%
	(dollars in thousands)			
Income Taxes	**(11,280)**	(9,270)	(2,010)	22%
				15%
Cost of Preferred Stock	**(5,060)**	(5,060)	-	0%
Common Shareholders	**$26,620**	$22,420	$ 4,200	19%
Earnings Per Share	**$ 0.14**	$ 0.13	$ 0.01	8%

FULTON FINANCIAL
CORPORATION

Net Interest Income
139,160
$

138,510
$

650
$

0%
Loan Loss Provision
(40,000)

(40,000)

-

0%
Other Income
43,060

39,690

3,370

8%
Securities Losses
900

(2,220)

3,120

n/m
Other Expenses
(100,160)

(99,230)

(930)

1%
 Net Income
31,680

27,480

4,200

 Net Income Available to
Income Statement Summary (Q2 2010 vs. Q1 2010)

2010	2009	$	%
	(dollars in thousands)			
Income Taxes	**(20,550)**	(3,980)	(16,570)	n/m
				126%
Common Shareholders	**$49,030**	$16,120	$32,910	204%
Earnings Per Share	**$ 0.27**	$ 0.09	$ 0.18	200%

FULTON FINANCIAL
CORPORATION

Net Interest Income
277,670
$

252,060
$

25,610
$

10%
Loan Loss Provision
(80,000)

(100,000)

20,000

-20%
Other Income
82,750

89,300

(6,550)

-7%
Securities (Losses) Gains
(1,320)

3,000

(4,320)

n/m
Other Expenses
(199,390)

(214,180)

14,790

-7%
 Net Income
59,160

26,200

32,960

Cost of Preferred Stock
(10,130)

(10,080)

(50)

0%
 Net Income Available to
Income Statement Summary (YTD June)

International Bancshares Corporation
Old National Bancorp
South Financial Group, Inc.
Susquehanna Bancshares, Inc.
TCF Financial Corporation
Trustmark Corporation
UMB Financial Corporation
United Bankshares, Inc.
Valley National Bancorp
Whitney Holding Corporation
Wilmington Trust Corporation
*Fulton’s peer group as of June 30, 2010
Associated Banc-Corp
BancorpSouth, Inc.
Bank of Hawaii Corporation
BOK Financial Corporation
Citizens Republic Bancorp
City National Corporation
Commerce Bancshares, Inc.
Cullen/Frost Bankers, Inc.
First Citizens BancShares, Inc.
First Midwest Bancorp, Inc.
First Merit Corporation

Peer Group*

3.77
3.66
3.39
3.00
3.25
3.50
3.75
4.00
Q1
06
Q2
06
Q3
06
Q4
06
Q1
07
Q2
07
Q3
07
Q4
07
Q1
08
Q2
08
Q3
08
Q4
08
Q1
09
Q2
09
Q3
09
Q4
09
Q1
10
YTD
6/10
FULT
Peer
Top 50
Net Interest Margin

Q2 2010
Q1 2010
$
%
(dollars in millions)
Comm'l Mort
4,320
$

4,310
$

10
$

0%
Commercial
3,690

3,690

-

0%
Home Equity
1,640

1,640

-

0%
Resid Mort
970

940

30

3%
Construction
910

960

(50)

-5%
Cons./Other
430

430

-

0%
Total Loans
11,960
$

11,970
$

(10)
$

0%
Average Loans (Q2 2010 vs. Q1 2010)

2010
2009
$
%
(dollars in millions)
Comm'l Mort
4,310
$

4,070
$

240
$

6%
Commercial
3,690

3,660

30

1%
Home Equity
1,640

1,680

(40)

-2%
Resid Mort
960

950

10

1%
Construction
940

1,190

(250)

-21%
Cons./Other
430

450

(20)

-4%
Total Loans
11,970
$

12,000
$

(30)
$

0%
Average Loans (June 30th - Year to Date)

-0.3
-5.9
-6.5
-9.0
-6.0
-3.0
0.0
3.0
6.0
9.0
12.0
15.0
03
04
05
06
07
08
09
Q1 10
YTD
6/10
FULT
Peer
Top 50
Average Loan Growth

0.96
1.22
1.69
0.00
0.50
1.00
1.50
2.00
01
02
03
04
05
06
07
08
09
Q1 10
YTD
6/10
FULT
Peer
Top 50
Net Charge-Offs To Average Loans

2.65
2.46
3.21
0.00
1.00
2.00
3.00
4.00
04
05
06
07
08
09
Q1 10
Q2 10
FULT
Peer
Top 50
Non-performing Loans to Loans

2.35
2.02
2.75
0.80
1.10
1.40
1.70
2.00
2.30
2.60
2.90
03
04
05
06
07
08
09
Q1 10
Q2 10
FULT
Peer
Top 50
Allowance to Loans

88.5
85.8
77.9
50.0
100.0
150.0
200.0
250.0
300.0
03
04
05
06
07
08
09
Q1 10
Q2 10
FULT
Peer
Top 50
Allowance to Non-performing Loans

Q2 2010
Q1 2010
$
%
(dollars in millions)
Nonint DDA
2,080
$

1,970
$

110
$

6%
Int DDA
2,020

1,980

40

2%
Savings/MMDA
3,090

2,850

240

8%
CD's
5,120

5,210

(90)

-2%
Cash Management
470

470

-

0%
Total Deposits
12,780
$

12,480
$

300
$

2%
Average Deposits (Q2 2010 vs. Q1
2010)

2010
2009
$
%
(dollars in millions)
Nonint DDA
2,030
$

1,740
$

290
$

17%
Int DDA
2,000

1,790

210

12%
Savings/MMDA
2,970

2,180

790

36%
CD's
5,160

5,520

(360)

-7%
Cash Management
470

570

(100)

-18%
Total Deposits
12,630
$

11,800
$

830
$

7%
Average Deposits (June 30th - Year to Date)

8.2
6.6
6.3
(3.0)
0.0
3.0
6.0
9.0
12.0
15.0
18.0
03
04
05
06
07
08
09
Q1 10
YTD
6/10
FULT
Peer
Top 50
Average Deposit Growth

1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

FULTON FINANCIAL
CORPORATION

0.0
40.0
80.0
120.0
160.0
200.0
Millions
YTD June
YTD Dec
Other Income

Q2 2010	Q1 2010	$	%
Other	10,370	9,200	1,170	13%
Total	$ 43,060	$ 39,690	$ 3,370	8%

FULTON FINANCIAL
CORPORATION

(dollars in thousands)
Overdraft & NSF Fees
9,620
$

8,880
$

740
$

8%
Invt Mgt & Trust
8,660

8,090

570

7%
Debit Card Fees
3,370

2,950

420

14%
Service Charges
3,350

3,110

240

8%
Mort. Sales Gains
3,060

3,360

(300)

-9%
Cash Mgt Fees
2,510

2,280

230

10%
Merchant Fees
2,120

1,820

300

16%
Other Income (Q2 2010 vs. Q1 2010)

2010	2009	$	%
Other	19,560	18,890	670	4%
Total	$82,750	$89,300	$(6,550)	-7%

FULTON FINANCIAL
CORPORATION

(dollars in thousands)
Overdraft & NSF Fees
18,500
$

17,230
$

1,270
$

7%
Invt Mgt & Trust
16,740

15,780

960

6%
Service Charges
6,460

6,430

30

0%
Mort. Sales Gains
6,430

15,990

(9,560)

-60%
Debit Card Fees
6,320

5,190

1,130

22%
Cash Mgt Fees
4,790

6,290

(1,500)

-24%
Merchant Fees
3,950

3,500

450

13%
Other Income (June 30th - Year to Date)

53.4
61.4
62.4
50.0
52.0
54.0
56.0
58.0
60.0
62.0
64.0
03
04
05
06
07
08
09
1Q 10
YTD
6/10
FULT
Peer
Top 50
Efficiency Ratio Lower Than Peers

Q2 2010	Q1 2010	$	%
Other Expenses	**12,910**	13,670	(760)	-6%
Total	**$ 100,160**	**$ 99,230**	**$930**	**1%**

FULTON FINANCIAL CORPORATION

(dollars in thousands)
Salaries & Benefits
54,650
$

52,350
$

2,300
$

4%
Occupancy & Equip.
13,180

14,740

(1,560)

-11%
FDIC Insurance
5,140

4,950

190

4%
Data Proc. & Software
4,070

4,240

(170)

-4%
Legal & Audit
3,030

2,550

480

19%
Supplies & Postage
2,820

2,630

190

7%
Marketing
2,270

1,830

440

24%
Telecommunications
2,090

2,270

(180)

-8%
Other Expense (Q2 2010 vs. Q1 2010)

2010	2009	$	%
Other Expenses	**25,420**	25,050	370	1%
Total	**$199,390**	**$214,180**	**$ (14,790)**	**-7%**

FULTON FINANCIAL CORPORATION

(dollars in thousands)
Salaries & Benefits
107,000
$

111,100
$

(4,100)
$

-4%
Occupancy & Equip.
27,920

27,640

280

1%
FDIC Insurance
10,090

16,490

(6,400)

-39%
Data Proc. & Software
8,310

9,240

(930)

-10%
Legal & Audit
5,580

4,320

1,260

29%
Supplies & Postage
5,460

5,370

90

2%
Telecommunications
4,360

4,340

20

0%
Marketing
4,100

4,290

(190)

-4%
Operating Risk Loss
1,150

6,340

(5,190)

-82%
Other Expense (June 30th - Year to Date)

Future Growth Initiatives
■ Leverage local community banking
 market presence and brand
■ Core deposit growth / segmentation
■ Organic growth / increase market share
■ Grow quality earning assets
■ Superior customer experience /
 relationship strategy
■ Grow non-interest income
■ Branch expansion / select markets

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com

Supplemental Credit
Information

Industry	%
Services	17.9
	2.3
	100.0

FULTON FINANCIAL CORPORATION

Manufacturing
13.6

RE - Rental and Leasing
13.0

Construction
11.6

Agriculture
8.6

Retail
8.4

Wholesale
7.0

Health Care
6.6

Other
5.5

Financial Services
3.1

Arts and Entertainment
2.4

Transportation
Commercial Loans by Industry (June 30, 2010)

(dollars in thousands)

FULTON FINANCIAL
CORPORATION

Average
% of
10 v. 09
%
Balance
Total
Growth
Growth
Pennsylvania
6,670,000
$

55.8%
225,000
$

2%
New Jersey
2,474,000

20.7%
(24,000)

-1%
Maryland
1,427,000

11.9%
(136,000)

-8%
Virginia
1,056,000

8.8%
(54,000)

-6%
Delaware
333,000

2.8%
(12,000)

-4%
11,960,000
$

Loan Distribution by State (Q2 2010)

Provision
Net Charge-Offs / Average Loans
$50
$45
$45
$40
$40
$0
$20
$40
$60
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
($ in millions)
0.97%
0.81%
0.97%
0.95%
0.97%
0.00%
0.50%
1.00%
1.50%
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Provision and Net Charge-Offs Stable

Comm'l	Mortgage	Constr.	and HE	Other	Total
	48	-	-	127	127	302
	$ 12,233	$ 3,758	$ 8,718	$ 1,877	$ 2,291	$ 28,877

FULTON FINANCIAL CORPORATION

Comm'l
Res. Mtg.
(in thousands)
Pennsylvania
5,373
$

417
$

1,674
$

432
$

1,102
$

8,998
$

Maryland
(476)

-

(483)

138

443

(378)

New Jersey
7,477

3,308

4,939

232

358

16,314

Virginia
(189)

33

2,588

948

261

3,641

Delaware
Avg Loans
3,686,000

4,320,000

910,000

2,610,000

434,000

11,960,000

NCO %
1.33%
0.35%
3.83%
0.29%
2.11%
0.97%
Net Charge-offs (Q2 2010)

Category	Total (%) 6/30/09	90-Days 6/30/09	Total (%) 6/30/10	90-Days 6/30/10
Commercial Loans	2.24	1.77	2.58	2.12
Consumer Direct	1.36	0.52	1.61	0.71
Commercial Mortgage	1.95	1.22	3.13	2.33
Residential Mortgage	9.31	4.25	8.36	4.69
Construction	10.36	9.31	9.93	8.86
Total Portfolio	3.28	2.24	3.63	2.65
Loan Delinquency (Key Sectors)

Comm'l	Mortgage	Constr.	and HE	Other	Total
	629	6,905	399	3,617	1,250	12,800
	$ 77,587	$ 101,378	$ 79,122	$ 45,639	$ 13,208	$ 316,934

FULTON FINANCIAL
CORPORATION

Comm'l
Res. Mtg.
(in thousands)
Pennsylvania
39,278
$

42,900
$

12,264
$

11,005
$

4,829
$

110,276
$

Maryland
7,444

5,105

34,012

5,084

1,839

53,484

New Jersey
16,895

41,977

14,153

9,973

4,213

87,211

Virginia
13,341

4,491

18,294

15,960

1,077

53,163

Delaware
End Loans
3,665,000

4,331,000

893,000

2,622,000

429,000

11,940,000

NPL%
2.12%
2.34%
8.86%
1.74%
3.08%
2.65%
* Includes accruing loans > 90 days past due.
Non-performing Loans* (June 30, 2010)

Balance	Total	Balance	Allocations
	(dollars in thousands)			
	147,000	5.6%	3,620	710
	$2,622,000		$ 45,640	$16,610

FULTON FINANCIAL
CORPORATION

Ending
% of
NPL
Allowance
Pennsylvania
1,364,000
$

52.0%
11,010
$

5,240
$

New Jersey
451,000

17.2%
9,970

2,490

Maryland
433,000

16.5%
5,080

1,570

Virginia
227,000

8.7%
15,960

6,600

Delaware
Res Mtg and HE by State (June 30, 2010)

Balance	Total	Balance	Allocations
	(dollars in thousands)			
	32,000	0.9%	630	1,190
	$3,665,000		$ 77,590	$103,110

FULTON FINANCIAL
CORPORATION

Ending
% of
NPL
Allowance
Pennsylvania
2,442,000
$

66.6%
39,280
$

65,020
$

New Jersey
569,000

15.5%
16,900

19,830

Maryland
357,000

9.7%
7,440

6,520

Virginia
265,000

7.2%
13,340

10,550

Delaware
C&I Loans by State (June 30, 2010)

Balance	Total	Balance	Allocations
	(dollars in thousands)			
	15,000	1.6%	400	70
	$893,000		$ 79,120	$74,440

FULTON FINANCIAL
CORPORATION

Ending
% of
NPL
Allowance
Pennsylvania
314,000
$

35.2%
12,270
$

10,210
$

Virginia
215,000

24.1%
18,290

28,350

Maryland
194,000

21.7%
34,010

25,730

New Jersey
155,000

17.4%
14,150

10,080

Delaware
Construction Loans (June 30, 2010)

$893
$1,096
$1,367
$1,269
$978
$0
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
12/31/2007
12/31/2008
12/31/2009
06/30/2009
06/30/2010
(7%)
(23%)
(19%)
($ in millions)
Construction Loans /
Total Loans
12.2%
10.5%
8.2%
9.2%
7.5%
Declining Construction Exposure

(dollars in thousands)

FULTON FINANCIAL CORPORATION

Ending
% of
Balance
Total
Commercial Residential
586,000
$

65.6%
Commercial
249,000

27.9%
Real Estate
46,000

5.2%
Other Commercial
12,000

1.3%
893,000
$

Construction Loans by Type

(dollars in thousands)

FULTON FINANCIAL
CORPORATION

Ending
% of
NPL
Allowance
Balance
Total
Balance
Allocations
Pennsylvania
2,252,000
$

52.0%
42,900
$

17,050
$

New Jersey
1,211,000

28.0%
41,980

12,270

Maryland
389,000

9.0%
5,100

2,940

Virginia
349,000

8.0%
4,490

4,400

Delaware
130,000

3.0%
6,910

3,760

4,331,000
$

101,380
$

40,420
$

CRE Loans by State (June 30, 2010)

Balance *(dollars in thousands)*
	49,060
	$ 165,500

FULTON FINANCIAL
CORPORATION

Ending
Commercial / Industrial
116,440
$

Commercial Real Estate
Total Outstanding
Delinquency: 2.9%
Shared National Credits (June 30, 2010)

06/30/2010	03/31/2010
	(in thousands)	
	270	-
	$ 57,650	$ 51,400

Fulton Financial Corporation

Residential Mtg
32,010
$

27,290
$

C&I/Comm'l Mtg
19,210

19,290

Construction
6,160

4,820

Consumer/other
Note: Excludes non-accrual TDR's
Troubled Debt Restructurings

Investment Portfolio Detail

Total Investments	**$ 2,892.9**	**3.19**

FULTON FINANCIAL CORPORATION

ENDING
MODIFIED
BALANCE
DURATION
(in millions)
Agency mortgage-backed securities
883.4
$

3.11
Agency collateralized mortgage obligations
1,003.2

2.48
Municipal bonds
345.1

4.68
Auction rate securities
282.8

3.66
Corporate & trust preferred securities
144.0

10.64
U.S. Treasuries and agencies
11.5

3.13
FHLB & FRB stock
100.3

NA
Bank stocks
31.2

NA
Other investments
24.3

NA
Net unrealized gain / (loss)
67.1

Investment Portfolio  (June 30, 2010)

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com